ION Earnings Call – Q4 2014 Earnings Call Presentation February 12, 2015

Corporate Participants and Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DENNARD–LASCAR Associates at 713 529 6600. If you would like to view a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website at www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer STEVE BATE Executive Vice President and Chief Financial Officer 2

Forward-Looking Statements The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

ION FY 2014 Results 4 • FY 2014 revenues $510M, down 7% Y/Y • Three of four business segments negatively impacted by exploration downturn • Q4 results impacted by several one- time restructuring and special items • Focus on cash generation has paid off; cash grew to over $170M in 2014 Revenue $M FY 13 FY 14 0 100 200 300 400 500 600 Cash & Cash Equiv. $M FY 13 FY 14 0 50 100 150 200

ION FY 2014 Results Ocean Bottom Services Segment  Generated significant cash and over $100M in revenues  Outlook for ocean bottom seismic remains solid, despite exploration slowdown  Upgraded vessels for more efficient operation  OceanGeo ready to take advantage of continued demand, especially in West Africa 5 FY14 $M Revenue Op Profit 0 25 50 75 100 125

ION FY 2014 Results

Solutions Segment

- Multi-client
  - Q4 and FY revenues impacted by continued exploration slowdown
  - Strong cash position enabled continued strategic investment
  - Initiated three new BasinSPAN™ projects in Q4
  - Maintained disciplined underwriting standards
- Data Processing
  - Dual focus: Improve efficiency through cost control and add to DP technology toolkit
    - PrecisION™ inversion tool
    - Full waveform inversion


NamibiaSPAN
10,000 km


Peru
PeruSPAN
12,000 km


LibyaSPAN
7,700 km

6

ION FY 2014 Results Software and Systems Segments  Software – Revenues up slightly Y/Y – Strong gross and operating margins – Continued market penetration with Orca® – Diversifying software portfolio with MarlinTM for simultaneous operations, now commercial  Systems – Revenues down as expected per long- term strategy 7 Marlin Orca

Financial Overview of Special Items Q4 14 1. $101M in Solutions primarily impairment of multi-client library; $8M inventory write-downs & severance in Systems 2. $25M in Systems primarily impairment of goodwill; $2M in Solutions primarily impairment of intangible assets; $6M write-down of receivables due from INOVA 3. Non-recurring gain on sale of cost method investment 4. Full write-down of equity method investment in INOVA 5. Income tax and non-controlling interest impact of above items Of $170M in charges, only $2M required a use of cash Q4 14 Special Q4 14 (in thousands) As Reported Items As Adjusted Net Revenues 136,840 - 136,840 Cost of sales 198,922 (108,542) 1 90,380 Gross profit (62,082) 108,542 46,460 Operating Expenses: Operating Expenses 73,954 (33,400) 2 40,554 Operating Income (136,036) 141,942 5,906 Interest Expense (net) (4,603) - (4,603) Other income (expense) 5,890 (5,463) 3 427 Equity Earnings (Losses) (40,458) 34,199 4 (6,259) Earnings (Loss) Before Inc Tax & NCI (175,207) 170,678 (4,529) Income Tax Expense 6,321 309 5 6,630 Earnings (Loss) B for NCI (181,528) 170,369 (11,159) Noncontrolling inter st 650 (504) 5 146 Net Earnings to Com on (180,878) 169,865 (11,013) EPS (1.10) 1.03 (0.07)

9 ION Q4 14 Highlights - 50 100 150 200 250 Q4 13 Q4 14 Software Systems Solutions Revenue $M Ocean Bottom 30% 4% 0% 10% 20% 30% Adjusted Op. Margin % Q4 13 Q4 14 • Revenues down 37% Y/Y • Solutions down 52% • Software down 30% • Systems down 59% • OceanGeo revenues from West Africa projects • Adjusted Op. Margin down to 4% • Revenue decline in Solutions and Systems more than offset uplift from OceanGeo • Adjusted EBITDA down to $25M • Adjusted EPS of ($0.07) 0.33 (0.07) $(0.10) $- $0.10 $0.20 $0.30 Adjusted Diluted EPS Q4 13 Q4 14 0 20 40 60 80 100 Q4 13 Adjusted EBITDA $M Q4 14

Solutions Segment Financial Overview – Q4 14 10 - 25 50 75 100 125 150 175 Q4 13 Q4 14 Revenue by Type $M Data Processing Data Libraries New Ventures Multi-client Investment Full Year $M 115 68 - 25 50 75 100 125 • Solutions segment revenues down 52% Y/Y: • New Ventures down 64% • Data libraries down 52% • Data processing down 25% • Continue to be impacted by the ongoing softness in exploration spending • Adjusted Op. Margin down to 13% • Reduction on revenues • Exercising spending discipline; FY14 $68M investment in library FY 13 FY 14 37% 13% 0% 10% 20% 30% 40% Q4 13 Q4 14 Adjusted Op. Margin %

Software Segment Financial Overview – Q4 14 - 2 4 6 8 10 12 Q4 13 Q4 14 Services Software Systems 11 Revenue by Type $M 60% 41% 0% 20% 40% 60% Q4 13 Q4 14 Adjusted Op. Margin %  Software segment revenues down 30% Y/Y •Decreased Orca licensing revenues  Adjusted Op. Margin down to 41%: Reduction in revenues, Q4 13 record revenues not repeated Increased R&D investment in new E&P software solutions for managing simultaneous operations

Systems Segment Financial Overview – Q4 14 - 10 20 30 40 50 Q4 13 Q4 14 Towed Streamer Equipment Other 12 Revenue by Type $M 30% -5% -10% 0% 10% 20% 30% Q4 13 Q4 14 Adjusted Op. Margin %  Systems segment revenues down 59% Y/Y  Reduced sales of new marine positioning systems and sensor geophones  Adjusted Op. Margin down to -5%: Decline in revenues Continued investment in development and support of our ocean bottom systems for OceanGeo

Ocean Bottom Services Segment Financial Overview – Q4 14  Revenues of $32M on West Africa projects (completed in 4Q)  Operating profit of $7M, or 21% operating margin 13 - 5 10 15 20 25 30 35 Revenue Op. Profit Q4 14 ($M)

INOVA Geophysical Financial Overview – Q4 14 14 ION shares in 49% of INOVA’s results. • ION wrote down investment to $0 • No contractual commitments or intent to fund INOVA’s future losses • Discontinue recording share of losses in INOVA going forward 0 10 20 30 40 50 Q3 13 Q3 14 Q3 Revenues $M Q3 Adjusted Op. Profit -15 -10 -5 0 5 Q3 13 Q3 14

Financial Overview Cash Flow 15 SUMMARIZED CASH FLOW $ Thousands FY 2013 FY 2014 Cash from operations 128,547$ 76,571$ Working capital 19,040 53,209 Multi-client investment (114,582) (67,785) PP&E Capital Expenditures (16,914) (8,264) Free Cash Flow 16,091 53,731 Proceeds from sale of product line and investments 4,150 28,445 Notes issuance (net) / Pay down of revolver 105,977 (35,000) Investment in and advances to OceanGeo (24,755) (3,074) Other Investing & Financing (14,378) (18,550) Net change in Cash 87,085 25,552 Cash & Cash Equiv. (Beg. of Period) 60,971 148,056 Cash & Cash Equiv. (End of Period) 148,056$ 173,608$ Net debt (total debt less cash balances) of $17M

Summary  2014 was challenging; expect continuation through 2015 and into 2016 – Customer budgets delayed – ‘wait and see’ mode – Expect 2015 Exploration budgets to be down 25-35% – Expect first half of the year to be slower than second half  Will continue to manage our business conservatively – Continued focus on cash preservation – Continued spending discipline – Continued strategic investment in technologies and market opportunities 16

17 Q&A